SUNSTONE FINANCIAL GROUP
                       207 East Buffalo Street, Suite 400
                           Milwaukee, Wisconsin 53202
                                 (414) 271-5885


February 3, 1997

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, DC 20549

Re:  The Bramwell Growth Fund, Inc.
     (33-79742; 811-8546)
     Filing Pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940


Ladies and Gentlemen:

On behalf of the above-referenced registered investment company, transmitted herewith for filing pursuant to Rule 30b2-1 and Section 24(b) under the Investment Company Act of 1940, as amended, is the Fund's Semi-Annual Report for the period ended December 31, 1996. Questions regarding this filing may be directed to the undersigned at (414) 271-5885.

Sincerely,

/s/ Constance Dye Shannon

Constance Dye Shannon
Legal and Compliance Manager


Encl.


THE BRAMWELL GROWTH FUND
SEMI-ANNUAL REPORT
December 31, 1996


Elizabeth R. Bramwell, CFA
President and Chief Investment Officer


                            THE BRAMWELL FUNDS, INC.
                                 1-800-BRAMCAP
                                (1-800-272-6227)






THE BRAMWELL GROWTH FUND
SEMI-ANNUAL REPORT - DECEMBER 1996
745 Fifth Avenue
New York, New York 10151


DEAR FELLOW SHAREHOLDERS:

INVESTMENT RESULTS - QUARTER ENDED DECEMBER 1996
THE BRAMWELL GROWTH FUND appreciated 12.8% for the calendar year 1996 to $15.02 net asset value per share after payment of a $0.269982 per share dividend on December 9th. Since inception, August 1, 1994, the Fund's cumulative return was 53.4% resulting in a compound average annual rate of return of 19.4% for the period. During the quarter ended December 31, 1996, the Fund increased 2.0%. Investment results compared to those of the S&P 500 Stock Index and the Lipper Growth Funds Index are shown in the following chart.

Since the end of the year through January 21, 1997, the Fund appreciated 5.2%.

COMPARATIVE INVESTMENT        DECEMBER Q     ONE        SINCE
         RETURNS                1996         YEAR    INCEPTION <F1>
--------------------------    ----------     ----     -------------
The Bramwell Growth Fund         2.0%        12.8%      19.4%
S&P 500 Stock Index <F2>         8.4         23.0       24.7
Lipper Growth Funds Index <F3>   5.8         17.5       20.6


              THE BRAMWELL                           LIPPER GROWTH
              GROWTH FUND           S&P 500            FUND INDEX
              -----------           -------          --------------
8/1/94           10,000              10,000              10,000
9/30/94          10,220              10,086              10,203
12/31/94         10,259              10,082              10,089
3/31/95          11,100              11,067              10,818
6/30/95          12,311              12,118              11,975
9/30/95          13,713              13,080              13,062
12/31/95         13,599              13,866              13,380
3/31/96          14,211              14,613              13,983
6/30/96          14,653              15,259              14,449
9/30/96          15,044              15,736              14,860
12/31/96         15,342              17,054              15,723

This chart assumes an initial investment of $10,000 made on 8/1/94 (inception). Returns shown include the reinvestment of all dividends and are net of expenses. The annual expense ratio is capped at 1.75%. Past performance is not predictive of future performance. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.
<F1> Compound average annual return since inception 8/1/94. Cumulative return since inception through December 31, 1996 for The Bramwell Growth Fund was 53.4% compared to 70.5% for the S&P 500 Stock Index and 57.2% for the Lipper Growth Funds Index.
<F2> The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
<F3> The Lipper Growth Funds Index is an index made up of the 30 largest mutual funds in the Lipper Analytical Services, Inc. growth objective grouping. Funds comprising the Index are equally weighted and returns include the reinvestment of dividends and are net of expenses.

COMMENTARY
Large capitalization stocks were strong in the fourth quarter, particularly the largest twenty-five stocks in the S&P 500 Stock Index. With an unweighted median market capitalization of $2.3 billion at the end of the year, our Fund's comparative performance lagged. Fourth quarter tax selling also impacted less liquid small and mid-cap stocks short-term; several have already bounced back in January. The Fund benefitted from gains in financial and technology stocks, selected initial public offerings (IPOs) such as Biacore, Ingram Micro, and Seachange, and acquisitions of Eckerd by J.C. Penney and MFS Communications by WorldCom.

During the fourth quarter of 1996, we laid the groundwork for positioning the portfolio for 1997. In general, we expect the overall market to expand to mid and small-cap stocks as large growth companies are beginning to sell at historically high premium multiples of 1.8-2.0 times that of both the S&P 500 Stock Index and their future growth rates. At the end of the December quarter, we had 46% of the dollar value of the portfolio invested in market capitalizations below $5 billion. However, we also anticipate many large capitalization stocks continuing to outperform as the result of globalization, critical mass, brand identity, and economies of scale, particularly in using technology to reduce expenses and increase revenues. We have broadened our portfolio exposure accordingly.

We estimate that the 1997 growth rate of our portfolio is 23% for which we are paying a price/earnings ratio of 19 or a P/E ratio to growth of 83%. By contrast, we currently estimate that the 1997 growth rate for the S&P 500 Stock Index is 10% which the market values at an approximate multiple of 17 or a P/E ratio to growth of 170%. Over time, we expect stock prices to move with earnings growth, and we aim to structure the portfolio to have potential multiple expansion as well.


OUTLOOK
We look for moderate 2-3% economic growth in the United States in 1997 with expanding employment and continued corporate profit gains as new products and markets come on stream and companies benefit from streamlined cost structures. We expect inflation to stay in the 2-3% range as technology drives costs down and competition restrains price increases. Even global inflation has come down to low single digits as countries around the world move to noninflationary government policies and privatizations and benefit from the same technology and communications driven productivity advances and restructurings that have been occurring in the United States. With little inflation, the quality of earnings is historically high and arguably should be valued at a higher multiple. We anticipate interest rates staying in a narrow band with the U.S. Treasury 3-month bill yielding some 5%. U.S. interest rates are high compared to Germany and Japan where the economies are persistently sluggish and we expect reluctance to widen the interest spread further by raising U.S. rates.

Going forward, we have continued to increase our exposure to financial services and technology and are on the hunt across industries for effective users of technology. Financial services is an example of an industry where economies of scale encourage the use of technology. On the revenue side, an expanding middle class has increased the demand for financial products worldwide, e.g., insurance, credit cards, and mortgages, and at the same time, technology has reduced the processing costs and enhanced the revenue potential. Product upgrades are driving demand for richer and faster forms of computing, and new methods of communication such as the Internet are creating new operating procedures, distribution channels and businesses. Updating databases for the year 2000 is stimulating job creation as well as improved information systems. We live in an age of accelerating change which should provide numerous investment opportunities for our Fund.


INVESTMENT APPROACH
The Bramwell Growth Fund seeks to achieve long-term capital growth by investing in companies believed to be positioned to benefit from the long-term payoff on research, product development, capital spending and market expansion. Up to 25% of the Fund's assets may be invested in foreign securities, and although the Fund will normally be invested in equities, the Fund may hold short-term money market or United States Government securities if market conditions warrant. Portfolio selection is largely based on primary research and is company-specific within the context of a macroeconomic and political framework. In the long term, we believe that equity investment in innovative and strategically positioned companies provides greater after-tax returns, preservation of global wealth, and participation in worldwide economic growth than either cash or bonds.


FUND INVESTMENT
The minimum initial investment for a Regular account is $1,000 and for an IRA or Gift to Minor account $500. Subsequent investment minimums are $100 for Regular and IRA accounts and $50 for a Gift to Minor account. Equity markets are inherently volatile and investors are encouraged to invest over time. In the long term, the rewards of ownership are anticipated to more than compensate for the risk of day-to-day price fluctuations. An Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request to facilitate regular investment.

The Fund's net asset value is available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information.

                                         Sincerely,

                                         /S/ Elizabeth R. Bramwell, CFA

                                         Elizabeth R. Bramwell, CFA
                                         President and Chief Investment Officer

January 22, 1997

The outlook and opinions expressed above represent the views of the investment adviser as of January 22, 1997, and are subject to change as market and economic events unfold.


      TOP TEN INDUSTRY SECTORS
          DECEMBER 31, 1996
-----------------------------------
Information Processing        15.8%
Financial Services            13.6
Retailing                     11.6
Industrial Products           10.5
Healthcare                     8.3
Temporary Help                 6.4
Insurance                      5.8
Communications                 4.7
Electronics                    4.0
Entertainment/
  Leisure Time                 2.7


       TOP TEN EQUITY HOLDINGS
          DECEMBER 31, 1996
-----------------------------------
Computer Sciences              3.6%
Walgreen                       3.2
General Electric               3.1
Intel                          3.1
IBM                            3.0
Illinois Tool Works            2.9
Johnson & Johnson              2.8
Allstate                       2.5
American Express               2.5
Northern Trust                 2.5


THE BRAMWELL GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (UNAUDITED)

                                                    SHARES         VALUE
                                                    ------         -----
COMMON STOCKS - 97.69%

APPAREL - 2.26%
Cutter & Buck, Inc.<F4>                             45,000   $   523,125
Nike, Inc.                                          40,000     2,390,000
                                                              ----------
                                                               2,913,125
AUTOMOTIVE/HEAVY
EQUIPMENT - 0.93%
Lear Corporation<F4>                                35,000     1,194,375

CHEMICALS - 1.24%
Monsanto Corporation                                15,000       583,125
OM Group, Inc.                                      37,500     1,012,500
                                                              ----------
                                                               1,595,625

COMMUNICATIONS - 4.72%
Cisco Systems, Inc.<F4>                             40,000     2,545,000
Conductus, Inc.<F4>                                 20,000       130,000
Loral Space & Communications Ltd.<F4>               25,000       459,375
Lucent Technologies, Inc.                           10,000       462,500
MFS Communications Company, Inc.<F4>                40,000     2,180,000
OzEmail Ltd. - ADS<F4>                              35,000       297,500
                                                              ----------
                                                               6,074,375

ELECTRONICS - 3.98%
Black Box Corporation<F4>                           15,000       618,750
Ingram Micro, Inc.<F4>                              25,000       575,000
Intel Corporation                                   30,000     3,928,125
                                                              ----------
                                                               5,121,875

ENERGY - 2.26%
Carbo Ceramics, Inc.                                10,500       220,500
Diamond Offshore Drilling, Inc.<F4>                 20,000     1,140,000
Global Marine, Inc.<F4>                             30,000       618,750
Input/Output, Inc.<F4>                              20,000       370,000
Rowan Companies, Inc.<F4>                           25,000       565,625
                                                              ----------
                                                               2,914,875

ENTERTAINMENT/LEISURE TIME - 2.69%
Cinar Films, Inc., Class B<F4>                      30,000       780,000
Regal Cinemas, Inc.<F4>                             75,250     2,313,938
Rockshox, Inc.<F4>                                  25,000       362,500
                                                              ----------
                                                               3,456,438


                                                    SHARES         VALUE
                                                    ------         -----
FINANCIAL SERVICES - 13.61%
American Express                                    55,000   $ 3,107,500
Charles Schwab Corporation (The)                    35,000     1,120,000
Chase Manhattan Corporation                         20,000     1,785,000
Citicorp                                            15,000     1,545,000
Collective Bancorp, Inc.                            25,000       878,125
MSB Bancorp, Inc.                                   17,000       333,625
NationsBank Corporation                             20,000     1,955,000
Northern Trust Company                              85,000     3,081,250
State Street Boston Corporation                     10,000       645,000
Travelers Group, Inc.                               15,000       680,625
Washington Mutual, Inc.                             55,000     2,382,187
                                                              ----------
                                                              17,513,312

FOOD & BEVERAGE  - 2.49%
CPC International, Inc.                             30,000     2,325,000
Hershey Foods Corporation                           20,000       875,000
                                                              ----------
                                                               3,200,000

HEALTHCARE  - 8.31%
Alkermes, Inc.<F4>                                  20,000       465,000
Biacore International, AB-ADS<F4>                   25,000       550,000
BioChem Pharmaceuticals, Inc. - ADR<F4>             15,000       753,750
CYTYC Corporation<F4>                               15,000       405,000
Cardiothoracic Systems, Inc.<F4>                    15,000       277,500
Guidant Corporation                                 31,000     1,767,000
Johnson & Johnson                                   70,200     3,492,450
Merck & Company, Inc.                               30,000     2,377,500
Neurex Corporation<F4>                              35,500       603,500
                                                              ----------
                                                              10,691,700

HOUSEHOLD PRODUCTS  - 2.27%
Colgate-Palmolive Company                           20,000     1,845,000
Procter & Gamble Company                            10,000     1,075,000
                                                              ----------
                                                               2,920,000

INDUSTRIAL PRODUCTS - 10.53%
Emerson Electric Company                            24,900     2,409,075
General Electric Company                            40,000     3,955,000
Illinois Tool Works, Inc.                           45,000     3,594,375
Methode Electronics, Inc. - A                       45,500       921,375



THE BRAMWELL GROWTH FUND
PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (UNAUDITED) (CONTINUED)

                                                    SHARES         VALUE
                                                    ------         -----
COMMON STOCKS - 97.69% (CONT'D.)

INDUSTRIAL PRODUCTS - 10.53% (CONT'D.)
Molex Inc., Class A                                 50,687   $ 1,805,724
ThermoQuest Corporation<F4>                         35,000       450,625
X-Rite, Inc.                                        25,000       412,500
                                                              ----------
                                                              13,548,674

INFORMATION PROCESSING:
OFFICE EQUIPMENT - 4.45%
Compaq Computer Corporation<F4>                     12,000       891,000
Dell Computer Corporation<F4>                       20,000     1,062,500
International Business Machines
 Corporation                                        25,000     3,775,000
                                                              ----------
                                                               5,728,500

INFORMATION PROCESSING:
SERVICES - 6.28%
APAC TeleServices, Inc.<F4>                         15,000       575,625
Billing Information Concepts
 Corporation<F4>                                    10,000       287,500
Claremont Technology Group, Inc.<F4>                25,000       656,250
Computer Sciences Corporation<F4>                   55,729     4,576,744
First Data Corporation                              35,858     1,308,817
Paychex, Inc.                                       10,000       514,375
USCS International, Inc.<F4>                        10,000       168,750
                                                              ----------
                                                               8,088,061

INFORMATION PROCESSING:
SOFTWARE - 5.08%
Acceler8 Technology Corporation<F4>                 10,500       205,407
Affinity Technology Group, Inc.<F4>                 31,500       204,750
Computer Associates International, Inc.             60,000     2,985,000
Microsoft Corporation<F4>                           20,000     1,652,500
SAP AG-ADR                                          20,000       907,180
Seachange International, Inc.<F4>                   23,000       586,500
                                                              ----------
                                                               6,541,337

INSURANCE - 5.79%
Allstate Corporation                                55,000     3,183,125
American International Group, Inc.                  25,000     2,706,250
Conseco, Inc.                                       15,000       956,250
Horace Mann Educators Corporation                   15,000       605,625
                                                              ----------
                                                               7,451,250


                                                    SHARES         VALUE
                                                    ------         -----
PACKAGING - 0.49%
Sealed Air Corporation<F4>                          15,000    $  624,375


RESTAURANTS - 1.69%
Landry's Seafood Restaurants, Inc.<F4>              30,000       641,250
Lone Star Steakhouse and Saloon, Inc.<F4>           57,500     1,538,125
                                                              ----------
                                                               2,179,375

RETAILING - 11.61%
Eckerd Corporation<F4>                              78,546     2,513,472
Home Depot, Inc. (The)                              15,000       751,875
Just For Feet, Inc.<F4>                             50,000     1,312,500
Kohl's Corporation<F4>                              50,000     1,962,500
Loehmann's, Inc.<F4>                                25,000       575,000
PETsMART, Inc.<F4>                                  30,000       656,250
Saks Holdings, Inc.<F4>                             35,000       945,000
Tiffany & Co.                                       60,800     2,226,800
Walgreen Company                                   100,000     4,000,000
                                                              ----------
                                                              14,943,397

SERVICES - EDUCATION 0.20%
Children's Comprehensive
  Services, Inc.<F4>                                20,000       262,500


TEMPORARY HELP  - 6.38%
Barrett Business Services, Inc.<F4>                 40,000       610,000
Employee Solutions, Inc.<F4>                        20,000       410,000
Interim Services, Inc.<F4>                          54,900     1,948,950
Labor Ready, Inc.<F4>                               50,000       675,000
On Assignment, Inc.<F4>                             50,000     1,475,000
Robert Half International, Inc.<F4>                 90,000     3,093,750
                                                              ----------
                                                               8,212,700

TRANSPORTATION - 0.43%
Bombardier, Inc., Class B                           30,000       553,770


TOTAL COMMON STOCKS
 (Cost $100,963,940)                                         125,729,639
                                                             -----------


THE BRAMWELL GROWTH FUND

PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1996 (UNAUDITED) (CONTINUED)

                                                  PRINCIPAL
                                                    AMOUNT         VALUE
                                                    ------         -----
VARIABLE RATE
DEMAND NOTES - 0.34%

Johnson Controls                                 $184,000   $    184,000
Wisconsin Electric Power Co.                      256,000        256,000
                                                            ------------

TOTAL VARIABLE RATE DEMAND NOTES
(Cost $440,000)                                                  440,000
                                                            ------------

TOTAL INVESTMENTS - 98.03%
(Cost $101,403,940)                                          126,169,639


CASH AND OTHER ASSETS
LESS LIABILITIES - 1.97%                                       2,529,997
                                                            ------------

NET ASSETS - 100.00%
(8,569,933 shares outstanding)                              $128,699,636
                                                            ============

NET ASSET VALUE, OFFERING AND                                     $15.02
REDEMPTION PRICE PER SHARE                                        ======



<F4> Non-income producing security.

See notes to financial statements.


THE BRAMWELL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996 (Unaudited)

ASSETS:
Investments at value (cost $101,403,940)                    $126,169,639
Receivable for investments sold                                4,311,423
Dividends and interest receivable                                109,409
Organizational costs                                              94,065
Prepaid expenses                                                  24,256
Receivable from adviser                                            3,908
Cash                                                                 445
                                                            ------------
Total Assets                                                 130,713,145
                                                            ------------

LIABILITIES:
Payable for securities purchased                               1,760,807
Accrued expenses                                                 141,361
Accrued investment advisory fees                                 111,341
                                                            ------------
Total Liabilities                                              2,013,509
                                                            ------------
NET ASSETS                                                  $128,699,636
                                                            ============

NET ASSETS CONSIST OF:
Capital stock                                               $ 99,763,754
Undistributed net realized gain on investments                 4,170,183
Net unrealized appreciation on investments                    24,765,699
                                                            ------------
NET ASSETS                                                  $128,699,636
                                                            ============

CAPITAL STOCK, $.0001 par value
Authorized                                                   500,000,000
Issued and outstanding                                         8,569,933

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                                      $15.02
                                                                  ======

STATEMENT OF OPERATIONS
Six Months Ended December 31, 1996 (Unaudited)

INVESTMENT INCOME:
Dividends                                                     $  482,876
Interest                                                          81,757
                                                              ----------
Total Investment Income                                          564,633
                                                              ----------
EXPENSES:
Investment advisory fees                                         673,980
Distribution fees                                                168,495
Shareholder servicing fees                                       114,759
Fund administration and accounting fees                           82,037
Federal and state registration fees                               44,536
Reports to shareholders                                           29,320
Professional fees                                                 27,240
Custody fees                                                      23,265
Amortization of organizational costs                              15,476
Directors' fees                                                   12,842
Insurance                                                         10,229
Other                                                              5,942
                                                              ----------
Total expenses before waiver                                   1,208,121
Less: Waiver of fees by adviser                                 (27,980)
                                                              ----------
Net Expenses                                                   1,180,141
                                                              ----------
NET INVESTMENT LOSS                                            (615,508)
                                                              ----------
REALIZED AND UNREALIZED GAIN:
Net realized gain on investment transactions                   5,190,412
Change in unrealized appreciation on investments               1,342,961
                                                              ----------

Net Gain on Investments                                        6,533,373
                                                              ----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                     $5,917,865
                                                              ==========


See notes to financial statements.

THE BRAMWELL GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                              For the
                                             Six Months
                                               Ended                Year
                                         December 31, 1996         Ended
                                            (Unaudited)        June 30, 1996
                                             ----------        -------------
OPERATIONS:
Net investment loss                       $  (615,508)         $  (822,622)
Net realized gain on
 investments                                 5,190,412            2,409,292
Change in unrealized
 appreciation on
 investments                                 1,342,961           16,198,269
                                          ------------         ------------
Net increase in net assets
 resulting from
 operations                                  5,917,865           17,784,939
                                          ------------         ------------
CAPITAL SHARE
TRANSACTIONS                              (16,354,068)           61,795,014
                                          ------------         ------------

DIVIDENDS PAID FROM:
Net realized gains                         (2,319,077)            (366,380)
                                          ------------         ------------
TOTAL (DECREASE)/
INCREASE IN
NET ASSETS                                (12,755,280)           79,213,573

NET ASSETS:
Beginning of period                        141,454,916           62,241,343
                                          ------------         ------------
END OF PERIOD                             $128,699,636         $141,454,916
                                          ============         ============

See notes to financial statements.


THE BRAMWELL GROWTH FUND

FINANCIAL HIGHLIGHTS

                              For the
                            Six Months                       For the Period
                               Ended             Year      August 1, 1994 <F5>
                         December 31, 1996      Ended              to
                            (Unaudited)     June 30, 1996     June 30, 1995
                            ----------      -------------     -------------
NET ASSET VALUE, BEGINNING
 OF PERIOD                        $14.60            $12.30           $10.00

INCOME FROM INVESTMENT
 OPERATIONS:
Net investment loss                (0.07)            (0.08)            -- <F6>
Net realized and unrealized
 gains on investments               0.76              2.42             2.31
                                  ------            ------           ------

TOTAL FROM INVESTMENT
 OPERATIONS                         0.69              2.34             2.31

LESS DISTRIBUTIONS:
Dividends from net investment
 income                               --                --            (0.01)
Distributions from capital gains   (0.27)            (0.04)              --
                                  ------            ------           ------

TOTAL DISTRIBUTIONS                (0.27)            (0.04)           (0.01)
                                  ------            ------           ------


NET ASSET VALUE, END OF PERIOD    $15.02            $14.60           $12.30
                                  ======            ======           ======

TOTAL RETURN <F7>                   4.7%             19.0%            23.1%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period    $128,699,636      $141,454,916      $62,241,343
Ratio of expenses to
 average net assets <F8><F9>        1.75%             1.75%            1.75%
Ratio of net income investment
  loss to average net
  assets <F8><F9>                 (0.91)%           (0.66)%          (0.11)%

Portfolio turnover rate               48%              118%              80%
Average commission rate paid
  on portfolio investment
  transactions                    $0.0600           $0.0600             N/A

<F5> Commencement of operations
<F6> Less than $(0.01)
<F7> Not annualized for periods of less than one year
<F8> Net of reimbursements and waivers. Absent reimbursements and waivers of expenses by adviser, the ratios of expenses and net investment loss to average net assets for the six months ended December 31, 1996, the year ended June 30, 1996 and the period August 1, 1994 to June 30, 1995, would be 1.79% and (0.95)%; 1.79% and (0.70)%; and 2.68% and (1.04)%,
     respectively.
<F9> Annualized


See notes to financial statements.


THE BRAMWELL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION
The Bramwell Funds, Inc. (the "Company") was incorporated on June 3, 1994 and is registered as an open-end, management investment company organized as a series fund under the Investment Company Act of 1940 (the "1940 Act"). The Bramwell Growth Fund (the "Fund"), which commenced operations on August 1, 1994, is a separate diversified portfolio of the Company. The Fund issued and sold 10,000 shares ("initial shares") of its common stock at $10 per share to Bramwell Capital Management, Inc. ("BramCap"). BramCap is the Fund's investment adviser.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - A security listed or traded on a recognized stock exchange or quoted on Nasdaq is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded or on Nasdaq. If no sale is reported on the valuation date, the most current bid price will be used. All other securities for which over-the-counter market quotations are readily available are valued at the most current bid price. Debt securities which will mature in more than 60 days are valued at prices furnished by a pricing service approved by the Board of Directors. Whenever a furnished price is significantly different from the previous day's furnished price, BramCap will review to determine that the price is appropriate. Securities which will mature in 60 days or less are valued at amortized cost, which approximates market value. Variable rate demand notes are valued at cost which approximates market value. These notes are unsecured and could present credit risk to the extent the issuer defaults on its payment obligation. The creditworthiness of the issuer is monitored and these notes have been determined to present minimal credit risk by BramCap. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

b) Federal Income Taxes - The Company's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

c) Distributions to Shareholders - Dividends from net investment income are declared and paid annually in December. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations, which may differ from generally accepted accounting principles. Accordingly, at December 31, 1996, reclassifications were recorded from accumulated net investment losses to reduce capital stock by $615,508.

d) Organizational Costs - The costs incurred in connection with the organization, initial registration and public offering of shares of the Fund aggregated $153,472. These costs are being amortized over the period of benefit, reflecting anticipated future asset levels of the Fund, but not to exceed 60 months from the Fund's commencement of operations.

e) Other - Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.


THE BRAMWELL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Fund for the six months ended December 31, 1996 and the year ended June 30, 1996, were as follows:

                               December 31, 1996
                               -----------------
                         Shares               Dollars
                       ----------         -------------
Shares sold             1,548,744          $ 22,508,797
Dividends reinvested      130,340             1,982,469
Shares redeemed       (2,800,619)          (40,845,334)
                      -----------         -------------
                      (1,121,535)         $(16,354,068)
                      ===========         =============


                                 June 30, 1996
                                 -------------
                         Shares               Dollars
                      -----------         ------------
Shares sold            10,437,428          $141,226,265
Dividends reinvested       22,178               298,517
Shares redeemed       (5,829,712)          (79,729,768)
                      -----------          ------------
                        4,629,894          $ 61,795,014
                      ===========          ============

4. INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments for the Fund, for the six months ended December 31, 1996 were $61,836,117 and $79,855,140, respectively. There were no purchases or sales of long-term U.S. Government securities. At December 31, 1996, based on aggregate cost for federal income tax purposes of $101,410,637, gross unrealized appreciation and depreciation of investments were as follows:

Appreciation                           $28,436,178
Depreciation                           (3,677,176)
                                       -----------
Net appreciation on investments        $24,759,002
                                       ===========


5. INVESTMENT ADVISORY AGREEMENT
The Fund has an agreement with BramCap, with whom certain officers and a director of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay BramCap a monthly fee at the annual rate of 1.00% on average daily net assets. The Fund's investment adviser has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.75% of the Fund's average net assets until June 30, 1998.
After such date, the expense limitation may be terminated or revised at any time.


6. DISTRIBUTION PLAN
The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund's average daily net assets.



THE BRAMWELL GROWTH FUND
745 Fifth Avenue
New York, New York 10151
1-800-BRAMCAP
(1-800-272-6227)


BOARD OF DIRECTORS
-----------------------------------
ELIZABETH R. BRAMWELL, CFA
President, Chief Investment
 and Financial Officer
The Bramwell Funds, Inc.

J. SINCLAIR ARMSTRONG
Director & Secretary
The Reed Foundation, Inc.
Retired Partner
Whitman, Breed, Abbott &
  Morgan
Former Commissioner &
  Chairman
Securities & Exchange Commission

ISABEL H. BENHAM
Director, Board of Trustees
John W. Barringer III National
 Railroad Library

GEORGE F. KEANE
Chairman
Trigen Energy Corp.
President Emeritus
The Common Fund, Inc.

JAMES C. SARGENT
Counsel
Opton, Handler, Gottlieb,
  Feiler & Katz
Former Commissioner
Securities & Exchange
  Commission

MARTHA R. SEGER, PH.D.
Chairman
Martha Seger & Associates
Former Governor
Federal Reserve Board


OFFICERS
----------------------------------
ELIZABETH R. BRAMWELL, CFA
President, Chief Investment and Financial Officer

MARY F. MCCOLLUM
Secretary and Treasurer

MARGARET A. BANCROFT
Assistant Secretary

INVESTMENT ADVISER
Bramwell Capital Management, Inc.

ADMINISTRATOR
Sunstone Financial Group, Inc.

COUNSEL
Dechert Price & Rhoads

INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS
Coopers & Lybrand L.L.P.

CUSTODIAN, TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
Firstar Trust Company


--------------------------------------------------------------------------------
This financial statement is submitted for the general information of the shareholders of The Bramwell Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.